                                                                    EXHIBIT 24.0

                             RWD TECHNOLOGIES, INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of RWD Technologies, Inc., a Maryland corporation, constitute and appoint Dr. Robert W. Deutsch, John H. Beakes and William M. Bambarger, Jr., or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or all of them, to sign for the undersigned and in their respective names as directors and officers of RWD Technologies, Inc., a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of Common Stock under the Amended 1998 Omnibus Stock Incentive Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  April 28, 2000

             Signature                                                      Title
             ---------                                                      -----
/s/ Dr. Robert. W. Deutsch                      Chief Executive Officer and Chairman of the Board of Directors
-------------------------------------           (Principal Executive Officer)
Dr. Robert. W. Deutsch

/s/ John H. Beakes                              President, Chief Operating Officer and Director
-------------------------------------
John H. Beakes

/s/ William M. Bambarger, Jr.                   Vice President, Chief Financial Officer and Director
-------------------------------------           (Principal Financial and Accounting Officer)
William M. Bambarger, Jr.

/s/ Robert T. O'Connell                         Senior Vice President - Business Planning and Director
-------------------------------------
Robert T. O'Connell

/s/ Jeffrey W. Wendel                           Senior Vice President - Internet Technologies and Systems Integration
-------------------------------------           and Director
Jeffrey W. Wendel

/s/ Kenneth J. Rebeck                           Senior Vice President - Enterprise Learning Solutions, Chief Engineer
-------------------------------------           and Director
Kenneth J. Rebeck

/s/ Deborah T. Ung                              Senior Vice President - Enterprise Systems Support Solutions and
-------------------------------------           Director
Deborah T. Ung

/s/ Dr. David Yager                             President - Latitude360 and Director
-------------------------------------
Dr. David Yager

/s/ Jerry P. Malec                              Director
-------------------------------------
Jerry P. Malec

/s/ Bruce D. Alexander                          Director
-------------------------------------
Bruce D. Alexander

/s/ James R. Kinney                             Director
-------------------------------------
James R. Kinney